UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 4, 2008

ACTUATE CORPORATION
(Exact name of registrant specified in its charter)

Delaware	000-24607	94-3193197
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)
2207 Bridgepointe Parkway, Suite 500, San Mateo, California 94404
(Address of principal executive offices) (Zip Code)
Registrant’s telephone, including area code: (650) 645-3000
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On February 4, 2008, Actuate Corporation issued a press release announcing that it has amended its stock repurchase program. The text of the press release is included as Exhibit 99.1 to this Form 8-K.
     The information provided in this Form 8-K and the Exhibit attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits

99.1	Press Release dated February 4, 2008.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTUATE CORPORATION
Date: February 4, 2008	By:	/s/ Daniel A. Gaudreau
Name: Daniel A. Gaudreau
Title: Senior Vice President, Operations and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Document Description
99.1	Press Release dated February 4, 2008.